UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Chromcraft Revington, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CHROMCRAFT REVINGTON, INC.

1330 Win Hentschel Boulevard, Suite 250

West Lafayette, Indiana 47906

______________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2012

______________________________

To the Stockholders of Chromcraft Revington, Inc.:

The annual meeting of stockholders of Chromcraft Revington, Inc. (the “Company”) will be held on Thursday, May 24, 2012 at 11:00 a.m., Eastern Daylight Time, at the Hilton Atlanta Airport Hotel, 1031 Virginia Avenue, Atlanta, Georgia 30354 for the following purposes:

1.            To elect five directors of the Company, each of whom will serve for a term expiring at the 2013 annual meeting of stockholders and until his successor is duly elected and qualified.

2.            To ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012.

3.            To transact such other business that may properly come before the annual meeting of stockholders and any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on March 28, 2012 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting of stockholders.

Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly in the postage prepaid envelope provided so that your shares are represented and voted at the annual meeting.

By Order of the Board of Directors,

Myron D. Hamas
Vice President-Finance
and Secretary

April 30, 2012

CHROMCRAFT REVINGTON, INC.

1330 Win Hentschel Boulevard, Suite 250

West Lafayette, Indiana 47906

______________________________

PROXY STATEMENT

______________________________

GENERAL INFORMATION

This proxy statement is furnished to the stockholders of Chromcraft Revington, Inc. (“Company,” “we,” “us” or “our”) in connection with the solicitation by our Board of Directors of proxies to be voted at our annual meeting of stockholders to be held on Thursday, May 24, 2012 at 11:00 a.m., Eastern Daylight Time, at the Hilton Atlanta Airport Hotel, 1031 Virginia Avenue, Atlanta, Georgia 30354, and at any adjournments or postponements of the meeting.  This proxy statement and accompanying form of proxy were first mailed to our stockholders on or about April 30, 2012.

We will pay the costs of soliciting proxies to be voted at our annual meeting.  In addition to use of the mail, proxies may be solicited personally or by telephone, electronic mail or overnight delivery service by our directors, officers and certain employees who will not be specially compensated for any solicitation.  We also will request brokerage firms, financial institutions, custodians and other nominees to forward the proxy solicitation materials relating to the annual meeting to the beneficial owners of common stock and will reimburse these institutions for the cost of forwarding the materials.

Any stockholder giving a proxy has the right to revoke it at any time before the proxy is voted.  You may revoke your proxy by providing written notice delivered to the Secretary of the Company, by executing and delivering to us a proxy having a later date or by attending the annual meeting and voting in person.

The shares represented by proxies that we receive will be voted as instructed.  If we receive signed proxies without specific instructions marked on them, these proxies will be voted as follows (In addition, please see the discussion under the heading “DISCRETIONARY VOTING AND OTHER MATTERS” on page 29 of this proxy statement):

•              FOR the election as directors of the five persons named as nominees in this proxy statement, each of whom will serve for a term expiring at the 2013 annual meeting of stockholders and until his successor is duly elected and qualified; and

•              FOR the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012.

If for any reason any director nominee named in this proxy statement becomes unable or unwilling to serve, the persons named as proxies in the accompanying form of proxy will have authority to vote for a substitute nominee should our Board of Directors determine to nominate another person.  The accompanying form of proxy also gives discretionary authority to the persons named as proxies to vote on any other matters that may properly come before the annual meeting.  The persons named as proxies intend to vote with respect to such other matters, if any, in accordance with the directions of our Board of Directors or, if no directions are given, in their best judgment.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 24, 2012

This proxy statement and the Company’s 2011 annual report are available at http://materials.proxyvote.com/171117.

If you desire to obtain directions to our annual meeting, please contact Mr. Myron D. Hamas, Corporate Secretary, at (765) 807-2640.

VOTING SECURITIES

We have one class of capital stock outstanding, which consists of our common stock.  Our Board of Directors has fixed the close of business on March 28, 2012 as the record date (the “Record Date”) for determining our stockholders entitled to notice of and to vote at our annual meeting of stockholders.  On the Record Date, we had 6,486,404 shares of common stock outstanding and entitled to vote.  We have no other shares outstanding that are entitled to vote.

Each share of our common stock is entitled to one vote, exercisable in person or by proxy.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum in order for business to be conducted at the annual meeting.  Shares voting, abstaining or withholding authority to vote on any matter at the annual meeting will be counted as present for purposes of determining a quorum.  Assuming a quorum is present at the annual meeting, the election of directors will be determined by a plurality of the votes cast.  The ratification of the appointment of McGladrey & Pullen, LLP and the approval of any other matters that may properly come before the meeting will be approved by the affirmative vote of the holders of at least a majority of the shares present, in person or by proxy, at the meeting and entitled to vote on such appointment or other matters at the annual meeting.

Instructions on the accompanying proxy to withhold authority to vote for one or more of the director nominees will result in those nominees receiving fewer votes in favor of their election.  With respect to the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company and any other matters that may properly come before the annual meeting, abstentions will have the same effect as votes against such appointment or other matters.

If you own your shares through a broker and you do not provide your broker with specific voting instructions, your broker may vote your shares at its discretion on certain routine matters, but not on non-routine matters.  The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company is considered a routine matter as to which your broker will be permitted to vote your shares absent your instructions.  However, the election of directors is considered a non-routine matter as to which your broker may not be able to vote your shares absent your instructions.  We refer to this as a “broker non-vote.”  Shares that are the subject of a broker non-vote will be counted as present for purposes of determining a quorum for the meeting but will not be entitled to vote on any non-routine matter and, therefore, will not be counted for the purpose of determining whether stockholders have approved that matter.  Please be sure to give specific voting instructions to your broker so that your vote can be counted.

If you are a participant in the Employee Stock Ownership Plan component (“ESOP”) of our Employee Stock Ownership and Savings Plan, you will receive a voting instruction card to use to provide voting instructions to Reliance Trust Company, the trustee for the ESOP, for the shares allocated to your account under the ESOP as of the Record Date.  Your voting instructions to the trustee should be completed, dated, signed and returned in the envelope provided by May 17, 2012.  Please do not return your voting instructions to the Company.  Your voting instructions relating to the shares allocated to your ESOP account will be kept confidential by the ESOP trustee and will not be disclosed to any of our directors, officers or employees.

Unless the terms of the ESOP or the fiduciary duties of the ESOP trustee require otherwise, the trustee will vote (i) the shares allocated to your account under the ESOP in accordance with your instructions received by the trustee in a timely manner, and (ii) the shares that have not been allocated to participants’ accounts in accordance with the directions of the Benefit Plans Administrative Committee of the Company (the “Benefits Committee”).  If you do not return your voting instruction card in a timely manner or if you return the voting instruction card unsigned or without indicating how you desire to vote the shares allocated to your ESOP account, the Benefits Committee will direct the ESOP trustee how to vote the shares allocated to your account.

If you are a participant in the 401(k) component (“Savings Plan”) of our Employee Stock Ownership and Savings Plan, you will receive a voting instruction card to use to provide voting instructions to T. Rowe Price Trust Company, Inc., the trustee for the Savings Plan, for the shares credited to your account under the Savings Plan as of the Record Date.  Your voting instructions to the trustee should be completed, dated, signed and returned in the envelope provided by May 17, 2012.  Please do not return your voting instructions to the Company.  Your voting instructions relating to the shares credited to your Savings Plan account will be kept confidential by the Savings Plan trustee and will not be disclosed to any of our directors, officers or employees.

Unless the terms of the Savings Plan or the fiduciary duties of the Savings Plan trustee require otherwise, the trustee will vote the shares credited to your account under the Savings Plan in accordance with your instructions received by the trustee in a timely manner.  If you do not return your voting instruction card in a timely manner or if your voting instruction card is returned unsigned or without indicating how you desire to vote, the Benefits Committee will direct the Savings Plan trustee how to vote the shares credited to your account.

The Benefits Committee is comprised of two members, namely Ronald H. Butler, who is our Chairman and Chief Executive Officer, and Myron D. Hamas, who is our Vice President-Finance.  The members of the Benefits Committee are appointed by the Board of Directors and may be changed by the Board at any time.

ITEM 1 - ELECTION OF DIRECTORS

The first item of business to be acted upon at the annual meeting of stockholders will be the election of five directors of our Company, each of whom will serve a term expiring at the 2013 annual meeting of stockholders and until his successor is duly elected and qualified.

The Nominating and Corporate Governance Committee has recommended to our Board of Directors that each of the director nominees named below be nominated to serve as a director of our Company.  Our Board of Directors has accepted the recommendation of the Nominating and Corporate Governance Committee and has nominated these individuals to serve as directors of our Company.  Except for Mr. Butler, who is our Chairman and Chief Executive Officer, each of these nominees is independent under the independence criteria for directors and board committee members adopted by the NYSE Amex.

The persons named as proxies on the enclosed form of proxy intend to vote each proxy, if properly signed and returned, FOR the election of each of the five director nominees named below, unless indicated on the proxy that the stockholder’s vote should be withheld from any or all of the nominees.

We expect each nominee named in this proxy statement to be able to serve as a director if elected.  If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees should our Board of Directors determine to nominate other persons.

All director nominees named below have consented to be named in this proxy statement and to serve if elected.  There are no family relationships among any of our directors or executive officers.

Set forth below is certain information about each of our director nominees.  In addition to each of our nominees satisfying our general director qualifications, we have included other attributes as to why they have been nominated to serve as directors.

Our Board of Directors unanimously recommends voting FOR the election as directors of each of the nominees named below

Ronald H. Butler, age 62, is our Chairman and Chief Executive Officer.  Mr. Butler began serving in these positions on July 1, 2008.  From 2004 to July, 2008, Mr. Butler served as President and Chief Executive Officer of Pet Resorts, Inc., a privately-held company that builds premium pet boarding, daycare, pet training and grooming facilities.  Previously, Mr. Butler served as the Chief Executive Officer of Three Dog Bakery, Inc., a manufacturer of pet foods.  Mr. Butler has held senior management positions at various companies, including PETsMART and Payless Cashways, Inc.  Prior to becoming Chairman and Chief Executive Officer of the Company, Mr. Butler served as our lead independent director and as a member of the Board’s Compensation Committee, which he chaired.  He has served as a director of our Company since 2004.

Mr. Butler’s significant chief executive, senior management and operational experience at other companies, as well as his knowledge of the furniture industry and the markets in which we operate, provide our Board of Directors with essential insights into our operations, opportunities and challenges and also allow us to better develop and execute our corporate strategies.  His responsibilities for sales and marketing functions in his previous positions are important to us as we strive to grow sales at the Company.

David L. Kolb, age 73, served as the Chairman of the Board of Directors of Mohawk Industries, Inc. from 1988 until his retirement in 2004 and as Chief Executive Officer from 1988 until 2000.  Mohawk Industries is a global producer of floor covering products for residential and commercial applications.  From 1980 until 1988, Mr. Kolb served as the President of Mohawk Carpet Corporation.  Mr. Kolb currently serves as a director of Mohawk Industries and Aaron’s, Inc. (formerly, Aaron Rents, Inc.).  Aaron’s, Inc. is a specialty retailer of consumer electronics, computers, residential and office furniture, household appliances and accessories.  Mr. Kolb also served as a director of Paxar Corporation from 2002 until it was acquired by Avery Dennison Corporation in 2007.  Paxar Corporation was a provider of brand development, information services and supply chain logistics to retailers and apparel manufacturers.  Mr. Kolb is a member of our Audit, Compensation and Nominating and Corporate Governance Committees.  He has served as a director of our Company since 1992.

Mr. Kolb’s chief executive officer experience at a Fortune 500 company and his board experience at several public companies are critical resources for us, as is his experience with compensation related matters.  In addition, Mr. Kolb has a long history of familiarity with our products and distribution methods because Mohawk Industries’ principal products are sold in an industry that is complementary to the Company’s with product distribution primarily through independent retail channels, which is similar to the Company’s distribution model.

Larry P. Kunz, age 77, served as the President and Chief Operating Officer of Payless Cashways, Inc., a retailer of building materials and home improvement products, from 1986 until his retirement in 1993.  Mr. Kunz is a member of our Nominating and Corporate Governance Committee, which he chairs, and our Audit and Compensation Committees.  He has served as a director of our Company since 1992.

Mr. Kunz’s senior executive experience, as well as his long tenure in the consumer products industry, allow him to make essential contributions to our Board of Directors.  Mr. Kunz has served on several other public company boards and provides a keen understanding of strategic versus operational issues that assists the directors in keeping Board discussions at an appropriate level.

Theodore L. Mullett, age 70, has been a management consultant since 1998.  From 1965 until his retirement in 1998, Mr. Mullett was a certified public accountant with KPMG LLP and was a partner with that firm from 1973 until 1998.  Mr. Mullett is a member of our Audit Committee, which he chairs, and our Compensation and Nominating and Corporate Governance Committees.  He has served as a director of our Company since 2002.

During his tenure at KPMG, Mr. Mullett served as the audit partner for a number of public companies in the financial services and manufacturing industries.  He also served as the audit partner for the Company for five years.  These experiences, together with his current management consulting practice, allow him to provide essential contributions to our Board of Directors and our Audit Committee on financial and accounting matters, as well as guidance in general business and management areas.

John D. Swift, age 70, served as the Vice President-Finance and Chief Financial Officer of Mohawk Industries, Inc. from 1987 until his retirement in 2004.  Mohawk Industries is a global producer of floor covering products for residential and commercial applications.  Earlier in his career, he held various finance and accounting positions at General Electric Company and Firestone Tire and Rubber Company.  Mr. Swift is a member of our Compensation Committee, which he chairs, and our Audit and Nominating and Corporate Governance Committees.  He has served as a director of our Company since 2005.

Mr. Swift’s experience as the chief financial officer at a Fortune 500 company allows him to provide integral input on financial and accounting matters to our Board of Directors and our Audit Committee.  In addition, his experience as a member of the senior management team at Mohawk Industries and his prior management positions at other large public companies provide us with important general business and management insights.

ITEM 2 - RATIFICATION OF THE APPOINTMENT

OF McGLADREY & PULLEN, LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

The second item of business to be acted upon at the annual meeting of stockholders will be the ratification of the appointment by the Company’s Audit Committee of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012.  Although ratification by stockholders is not required, the Board of Directors has determined to seek ratification from stockholders of the Audit Committee’s appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm.

In the event the appointment of McGladrey & Pullen, LLP is not ratified by the stockholders, the Audit Committee will consider the appointment of another independent auditor for the year ending December 31, 2012 without seeking stockholder ratification.  However, if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year without seeking stockholder ratification if the Committee believes such a change would be appropriate.

The persons named as proxies on the enclosed form of proxy intend to vote each proxy, if properly signed and returned, FOR the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012, unless indicated otherwise on the stockholder’s proxy.

Our Board of Directors unanimously recommends voting FOR the ratification of the appointment of McGladrey & Pullen, LLP as the

independent registered public accounting firm for the Company

STOCK OWNERSHIP INFORMATION

Owners of More than Five Percent of Common Stock

The stockholders listed in the following table are known by management to beneficially own more than 5% of the outstanding shares of our common stock as of the Record Date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock (1)

Chromcraft Revington Employee Stock Ownership and Savings Plan – ESOP Component Trust (2) 1330 Win Hentschel Boulevard West Lafayette, Indiana 47906	1,633,652	25.2%

Aldebaran Capital, LLC and Kenneth R. Skarbeck (3) 10293 North Meridian Street, Ste. 100 Indianapolis, Indiana 46290	507,644	7.8%

(1)          Percentages are based on 6,486,404 shares of our common stock outstanding on the Record Date.

(2)          Unless the trust or the fiduciary duties of the trustee require otherwise, the trustee of the ESOP trust will vote (i) the shares allocated to participants’ accounts under the ESOP in accordance with the instructions received in a timely manner from participants, and (ii) the shares that have not been allocated to participants’ accounts in accordance with the directions of the Benefits Committee.  Any shares allocated to a participant’s account for which the trustee has not received voting instructions in a timely or proper manner will be voted by the trustee in accordance with the directions of the Benefits Committee.  The Benefits Committee consists of Ronald H. Butler, our Chairman and Chief Executive Officer, and Myron D. Hamas, our Vice President-Finance.  The members of the Benefits Committee are appointed by the Board of Directors and may be changed by the Board at any time.

(3)          Based solely on information provided by Aldebaran Capital, LLC in a Schedule 13D/A filed with the Securities and Exchange Commission on February 21, 2012.  Included as reporting persons in the Schedule 13D/A are Aldebaran Capital, LLC and Kenneth R. Skarbeck, the managing member of Aldebaran Capital, LLC.  The Schedule 13D/A indicates that the reporting persons have sole power to dispose of all shares beneficially owned and that the reporting persons expressly disclaim beneficial ownership of these securities.

Stock Ownership of Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of the Record Date by each of our directors and our executive officers named in the table below and in our Summary Compensation Table (“Named Executive Officers”), as well as the number of shares beneficially owned by all directors and executive officers as a group.

Name of Person	Number of Shares Beneficially Owned (1)		Percent of Common Stock (2)

Ronald H. Butler	248,423	(3)	3.8%
David L. Kolb	60,296		*
Larry P. Kunz	48,006		*
Theodore L. Mullett	69,646	(4)	1.1%
John D. Swift	45,226		*

E. Michael Hanna	37,648	(3)	*
William B. Massengill	48,302	(3)	*

Directors, Named Executive Officers and Other Executive Officers as a Group (9 Persons)	603,870		9.2%

______________

*Represents less than 1% of the outstanding common stock of our Company.

(1)          Includes 70,064 shares which certain directors and executive officers have the right to acquire pursuant to stock options exercisable within sixty days of the Record Date as follows: Mr. Butler, 12,500; Mr. Kolb, 10,000; Mr. Kunz, 10,000; Mr. Massengill, 10,064; Mr. Mullett, 17,500; and Mr. Swift, 10,000.  Also includes 8,750 shares of restricted common stock issued to each non-employee director under the Directors’ Stock Plan that will vest on the day before the 2012 annual meeting of stockholders.  All of the stock options are vested and presently exercisable but had exercise prices above the closing price of our common stock on the Record Date.

(2)          Percentages are based on 6,486,404 shares of our common stock outstanding on the Record Date plus outstanding options exercisable within 60 days.

(3)          Includes shares of restricted common stock of the Company issued to our Named Executive Officers under our Executive Incentive Plan in connection with performance share award opportunities earned by our Named Executive Officers for 2011 and converted into restricted stock as follows: Mr. Butler, 46,862 shares; Mr. Hanna, 22,069 shares; and Mr. Massengill, 21,109 shares.  These shares are restricted in accordance with our Executive Incentive Plan and the performance share and restricted stock award agreements with each Named Executive Officer, and are scheduled to vest on January 1, 2013 so long as the Named Executive Officer continues to be employed with the Company on that date.

(4)          Includes 21,040 shares held by Mr. Mullett’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, our directors and executive officers, and any persons beneficially owning more than 10% of our common stock, are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established by the Securities and Exchange Commission, and we are required to disclose in this proxy statement any failure to file timely the required reports.  The Company believes that all Section 16(a) filing requirements were met for 2011, with the exception of the following:  John D. Swift, who is one of our directors, filed a late Form 4 relating to the purchase of 1,000 shares of Company common stock in 2011; David L. Kolb, who is one of our directors, filed a late Form 4 relating to two transactions for the aggregate purchase of 3,372 shares of Company common stock in 2011; and Larry P. Kunz, who is one of our directors, filed a late Form 4 relating to the purchase of 2,300 shares of Company common stock in 2011.  All of these late reports were filed one day after the two-business day filing deadline with the exception of one report, which was filed on the second business day following the due date for the report.  In making this disclosure, we have relied solely upon written representations of our directors and executive officers and copies of reports that those persons have filed with the Securities and Exchange Commission and provided to us.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence

Our Board of Directors has determined that all of our directors who served during 2011, each of whom is standing for re-election at the 2012 annual meeting, are independent under the director independence standards of the NYSE Amex and our Company, with the exception of Mr. Butler.  Under our director independence standards as well as those of the NYSE Amex, an independent director is a person, other than an executive officer of the Company, who has no relationship with us that would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director.  Mr. Butler is not independent because he serves as our Chairman and Chief Executive Officer.

Transactions with Related Persons

Our Board of Directors has adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees, a Code of Ethics applicable to our chief executive officer and senior financial managers and a set of Corporate Governance Guidelines.  Copies of these items are available, without charge, upon making a request in writing to Mr. Myron D. Hamas, Corporate Secretary, Chromcraft Revington, Inc., 1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana 47906, or by telephone at (765) 807-2640.  Copies of these items are also available on our internet website at www.chromcraft-revington.com on the “Investor Info” page.

We do not allow our directors, officers or employees to be involved in transactions with us or one of our subsidiaries where the director, officer or employee (or a relative) has a direct financial interest or will receive a personal benefit, unless a waiver of this policy is first granted.  Our Audit Committee has the responsibility to review and grant waivers of transactions involving any of our directors or executive officers.  Our Chief Executive Officer has the responsibility to review and grant waivers of transactions involving any of our non-executive employees.  No waivers were requested in 2010 or 2011.

Board Committees

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  The members of each of the committees consist solely of outside directors who satisfy the independence requirements for Board committee membership under the criteria adopted by the NYSE Amex.

Audit Committee.  The members of the Audit Committee are Messrs. Mullett (Chairman), Kolb, Kunz and Swift, and our Board of Directors has determined that each of these individuals is an audit committee financial expert as defined by the Securities and Exchange Commission.  All members of the Audit Committee are independent as defined in the Securities and Exchange Commission regulations and NYSE Amex listing standards applicable to audit committee members.  This committee held four meetings in 2011.  As specified in its charter, the Audit Committee’s primary objectives are to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) the qualifications and independence of our independent registered public accounting firm, (iii) the performance of our internal audit function, and (iv) our compliance with certain applicable legal and regulatory requirements.  The Audit Committee’s charter is available online at www.chromcraft-revington.com on the “Investor Info” page or upon request to our Corporate Secretary.

In addition, among other responsibilities, the Audit Committee appoints, oversees the performance of and approves the fees of our independent registered public accounting firm; reviews and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements; reviews with management and the independent registered public accounting firm the adequacy and effectiveness of our internal controls; discusses with management our major financial risk exposures; assures that we maintain an internal audit function; reviews and recommends any changes to our Code of Ethics applicable to our Chief Executive Officer and senior financial managers; annually reviews the Audit Committee’s charter and evaluates the Committee’s performance; and prepares the Audit Committee report for inclusion in our annual meeting proxy statement.

The report of the Audit Committee is included in this proxy statement beginning on page 26.

Compensation Committee.  The members of the Compensation Committee are Messrs. Swift (Chairman), Kolb, Kunz and Mullett.  This committee held five meetings in 2011.  As specified in its charter, the Compensation Committee’s primary objective is to assist our Board of Directors in fulfilling its responsibilities relating to the compensation of our executive officers.  The Compensation Committee’s charter is available online at www.chromcraft-revington.com on the “Investor Info” page or upon request to our Corporate Secretary.

In addition, among other responsibilities, the Compensation Committee determines the compensation of our Chief Executive Officer and, based on the recommendation of our Chief Executive Officer, our other executive officers; evaluates the job performance of our Chief Executive Officer; develops the philosophies, policies and practices relating to compensation and benefits for the executive management of our Company and its subsidiaries; administers our stock plan for directors; administers our executive incentive plan; reviews and makes recommendations to our Board of Directors regarding any employment, change in control, severance and other related agreements for executive management of our Company and its subsidiaries; reviews and makes recommendations to our Board of Directors regarding director compensation; and annually reviews the Compensation Committee’s charter and evaluates the Committee’s performance.

Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee are Messrs. Kunz (Chairman), Kolb, Mullett and Swift.  This committee met five times in 2011.  As specified in its charter, the primary objectives of the Nominating and Corporate Governance Committee are to assist our Board of Directors by (i) identifying individuals who are qualified to serve as directors of our Company, (ii) recommending to our Board the director nominees for election at each annual meeting of stockholders, (iii) recommending to our Board any matters relating to the structure, authority and membership of the Board’s committees, and (iv) overseeing the evaluation process of our Board of Directors and our Board committees.  The Nominating and Corporate Governance Committee’s charter is available online at www.chromcraft-revington.com on the “Investor Info” page or upon request to our Corporate Secretary.

In addition, among other responsibilities, the Nominating and Corporate Governance Committee develops and recommends to our Board of Directors qualifications for the selection of individuals to be considered as candidates for election as directors; reviews possible candidates for election to our Board of Directors; reviews and recommends to our Board of Directors any changes in our Code of Business Conduct and Ethics for our directors, officers and employees and our Corporate Governance Guidelines; and annually reviews the Nominating and Corporate Governance Committee’s charter and evaluates the Committee’s performance.

Board Meeting Attendance

Our Board of Directors held six meetings during 2011.  Each director attended all meetings of our Board of Directors and of the Board committees of which he is a member.

Director Compensation

The Compensation Committee periodically reviews and makes recommendations to our Board of Directors regarding the compensation that we pay to our directors.  Our Board ultimately decides the compensation paid to our directors taking into account the Compensation Committee’s recommendations.

In 2011, our independent directors were paid an annual retainer of $25,000 and received an annual award under our Directors’ Stock Plan of shares of restricted common stock of the Company having a market value of $14,000.  Our independent directors determined to use at least one-half of their annual retainer (or $12,500) to purchase shares of Company common stock in the open market during 2011.  The independent directors have determined to do likewise in 2012.  If a director bought shares having a market value of more than $25,000 in 2010 and 2011 combined, then the excess amount purchased in 2010 and 2011 combined will be applied towards the director’s stock purchases in 2012.

Our independent directors also received a fee in 2011 of $750 for each in-person meeting of the Board of Directors and $500 for each in-person Board committee meeting.  For telephonic meetings, our directors receive no fees for the first 10 telephonic Board and committee meetings.  After the first 10 telephonic meetings have occurred during the year, non-employee directors receive $375 for each telephonic meeting of the Board of Directors and $250 for each telephonic Board committee meeting.  We paid no fees for telephonic Board or committee meetings in 2011.

In addition, the following annual retainers are paid to Board committee chairs:

Audit Committee Chair	$7,000

Compensation Committee Chair	$5,000

Nominating and Corporate Governance Committee Chair	$4,000

Our presiding independent director does not receive any additional compensation for serving in this position.

Independent directors also are reimbursed for their expenses incurred while traveling on behalf of the Company.  A director who also is an employee of our Company does not receive a retainer or director or committee fees for his service on the Board of Directors but is reimbursed for his expenses incurred while traveling on behalf of the Company.

Directors who are not employees of our Company are eligible to participate in our Directors’ Stock Plan.  Under this plan, our independent directors receive upon initial appointment or election to our Board of Directors an award of either 3,000 shares of restricted common stock or an option to purchase 10,000 shares of our common stock.  Upon re-election to the Board, our directors receive either an option to purchase 2,500 shares of our common stock or an award of shares of restricted common stock having a market value of $14,000.  The number of shares of restricted common stock awarded under the Directors’ Stock Plan is based on the average of the high and low price of the Company’s common stock, as reported by the NYSE Amex, on the day following the date of the annual meeting of stockholders at which the director was elected.  Stock options vest and are exercisable immediately upon grant and have an exercise price of not less than 100% of the fair market value of the underlying shares on the grant date.  Restricted stock vests on the day immediately preceding the next annual meeting of stockholders following the grant of the shares.

In 2011, Messrs. Kolb, Kunz, Mullett and Swift each received an award of 8,750 shares of restricted common stock under the Directors’ Stock Plan, which had a market value of $14,000 on the date of the award.  Director compensation in 2012 will be substantially the same as the compensation paid in 2011.

The following table sets forth certain information concerning the compensation that we paid in 2011 to our current directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Ronald H. Butler (2)	$-0-	$-0-	-0-	-0-	-0-	-0-	$-0-

David L. Kolb	34,750	14,000	-0-	-0-	-0-	-0-	48,750

Larry P. Kunz	38,750	14,000	-0-	-0-	-0-	-0-	52,750

Theodore L. Mullett	41,750	14,000	-0-	-0-	-0-	-0-	55,750

John D. Swift	39,500	14,000	-0-	-0-	-0-	-0-	53,500

(1)          The amounts shown represent the grant date fair value computed in accordance with FASB ASC Topic 718 for restricted stock awards.  We believe it is probable that restricted stock awards to our independent directors granted in 2011 will vest in accordance with our Directors’ Stock Plan and, as a result, compensation expense was calculated under the assumption that there will be no forfeitures.  A discussion of the assumptions used to value the restricted stock awards is included in Note 11 (Stock-Based Compensation) to our consolidated financial statements in our Form 10-K for the year ended December 31, 2011.  The aggregate outstanding restricted stock awards to our independent directors as of the Record Date are described in the footnotes to the Stock Ownership of Directors and Executive Officers table on page 7 of this proxy statement, as are the aggregate outstanding stock options held by each director as of the Record Date.

(2)          Mr. Butler is employed as our Chairman and Chief Executive Officer and, as such, is not entitled to any director’s fees, stock awards or other compensation for his services as a director of our Company in addition to the compensation that he receives in his capacity as our Chief Executive Officer.

Board Leadership Structure and Presiding Independent Director

Our Board of Directors regularly reviews and assesses the effectiveness of our leadership structure and will implement changes as it deems appropriate.  Our current leadership structure is comprised of a five-member Board of Directors consisting of four directors, each of whom is independent under the requirements of the NYSE Amex, and our Chairman of the Board, who also is our Chief Executive Officer.  In addition, one of our independent directors also serves as the presiding independent director on a rotating basis.  An independent director serves as the presiding independent director beginning at the conclusion of an in-person Board meeting until the conclusion of the next in-person Board meeting.  As of the date of this proxy statement, Mr. Kunz is serving as our presiding independent director.  We believe that this leadership structure ensures appropriate and effective corporate governance for the Company.

In addition to our Corporate Governance Guidelines, we have established formal responsibilities for our presiding independent director.  The primary responsibilities of the presiding independent director are to coordinate the activities of the independent directors and to serve as a liaison between the Chief Executive Officer and the other independent directors.  The presiding independent director’s additional responsibilities include, among other things, to (i) ensure that independent directors have adequate opportunities to meet and discuss issues in executive sessions without management present, (ii) develop the agendas for and serve as chairman of the executive sessions of the independent directors, (iii) ensure the independent directors have adequate resources at each executive session of the independent directors, especially by way of full, timely and relevant information and access to Company personnel and external advisors of the Company, (iv) develop and maintain a list of action items resulting from each executive session of the independent directors and provide a progress report with respect to this list at each meeting of the Board of Directors and each executive session of the independent directors, (v) ensure an independent director conducts an exit interview with departing senior executives of the Company, (vi) ensure a proper transition of information and updates to the successor presiding independent director, and (vii) perform such other duties as the independent directors of the Board of Directors may from time to time delegate.

The roles of Chairman of the Board and Chief Executive Officer are combined at our Company.  Our Board of Directors believes that our Chief Executive Officer is best situated to serve as our Chairman of the Board because he is the director most familiar with the Company’s business, industry and markets, and is most capable of effectively identifying strategic priorities for our Company.  Having a single person serve as our Chairman of the Board and Chief Executive Officer provides for effective communication between our Board of Directors and management and also makes it clear that this executive has the primary responsibility for managing the overall operations of the Company and all relevant matters concerning the implementation of our strategic objectives and management’s annual operating plan, subject to the oversight of our Board of Directors.  We believe that the separate responsibilities of, and coordination between, our Chairman and Chief Executive Officer and our presiding independent director is an effective leadership structure for our circumstances and the current size of our Company, and enhances our ability to communicate with our stockholders, employees and other constituents.  Additionally, our presiding independent director is responsible for coordinating with the Chairman and Chief Executive Officer to ensure that all matters important to the independent directors are brought to their attention and appropriately addressed.

An added benefit of having our Chairman of the Board serve as our Chief Executive Officer is that this provides us with an opportunity for effective and orderly succession planning by allowing us to appoint a President should the Board of Directors determine to fill this position.

We recognize that no single leadership model is right for all companies and at all times.  Our Board recognizes that, depending on the circumstances, other leadership models, such as separating the Chairman of the Board and Chief Executive Officer positions, might be appropriate at some point and our Board of Directors periodically reviews its leadership structure in this regard.

Risk Oversight

Management is responsible for assessing and managing overall risk of the Company, subject to oversight by our Board of Directors.  Our Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s financial results, operations and liquidity, as well as the risks associated with each.  The Audit Committee oversees management of the Company’s financial risks, including the oversight of our internal audit function and potential conflicts of interest.  The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements.  The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and corporate governance generally.  Because all of our independent directors also are members of each Board committee, the entire Board of Directors remains informed about the risks that are evaluated and overseen by each committee.

Executive Sessions of the Board of Directors

Executive sessions of our Board of Directors are those at which only independent directors are present.  Our independent directors hold an executive session in connection with each in-person Board meeting and meet in executive session at other times on an as-needed basis.  There were four executive sessions of our Board of Directors in 2011.  Our presiding independent director and any non-employee director can request that an executive session of the Board be scheduled.

Consideration of Director Candidates

Role of the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee makes a recommendation to our Board of Directors each year of individuals to be nominated for election as directors at our annual meeting of stockholders.  In the event vacancies occur on our Board during the year, the Committee also may make recommendations of persons to fill these vacancies.  After considering the Nominating and Corporate Governance Committee’s recommendations, our Board of Directors ultimately determines the director nominations or the appointments to fill vacancies.

The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by the Committee’s members, by members of our Board of Directors and by our stockholders.  For existing directors to be nominated for re-election at an annual meeting, the Nominating and Corporate Governance Committee will consider the director’s performance on the Board, his attendance record at Board and committee meetings, the needs of our Company and the ability of the director to continue to satisfy our established director qualifications and independence standards.

With respect to new members of the Board, the Nominating and Corporate Governance Committee will consider the needs of our Company as well as whether the director satisfies our established director qualifications and independence standards.  When the Committee determines a need exists, the Committee will recommend new directors to replace existing directors who will not stand for re-election to the Board, to add new members to our Board of Directors in the event the size of our Board is increased or to fill vacancies.  In the case of new directors, after the Committee has identified a prospective director nominee and has conducted an initial evaluation of the candidate, the Committee will determine whether an interview of the candidate is appropriate.  If an interview occurs and the Committee believes the candidate would be an appropriate addition to our Board of Directors, it will recommend to the full Board that the individual be considered for a director position.  Our Board of Directors then determines whether this person should be nominated for election at an annual meeting of stockholders or be appointed to fill a vacancy on the Board.

Suggestions by Stockholders.  The Nominating and Corporate Governance Committee will consider suggestions by our stockholders of individuals to serve on our Board of Directors in connection with the Committee’s recommendations to the full Board of nominees for election at an annual meeting.  Director candidates suggested by a stockholder will be considered by the Nominating and Corporate Governance Committee in a manner similar to the way that candidates suggested by a Committee member or by a member of our Board of Directors are considered, as discussed above.

Any stockholder desiring to make a suggestion to the Nominating and Corporate Governance Committee of a possible director nominee should submit to the Committee the candidate’s name and address; a statement of the candidate’s business experience; an identification of other boards of directors and board committees on which the candidate serves; a statement indicating any relationship between the candidate and our Company, any customer, supplier or competitor of our Company or the stockholder making the suggestion; a statement that the candidate would be willing to serve if nominated and elected; an evaluation of the candidate in light of the Committee’s established director qualifications; and any other information requested by the Committee.  These suggestions must be made in writing and received no later than October 31, 2012 by the Chairman of our Nominating and Corporate Governance Committee at the following address:

Chair, Nominating and Corporate Governance Committee

Chromcraft Revington, Inc.

1330 Win Hentschel Boulevard, Suite 250

West Lafayette, Indiana 47906

Stockholders also may nominate individuals for election as directors at any annual meeting of stockholders in addition to making suggestions to the Nominating and Corporate Governance Committee as provided above.  To make such a nomination, a stockholder must comply with the procedures set forth in Article IX of our By-Laws.  These procedures are summarized under the heading “STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS” beginning on page 28 of this proxy statement.

Director Qualification Criteria.  When evaluating a prospective director nominee, the Nominating and Corporate Governance Committee will consider, among other matters, the following director qualification criteria:

•              level of integrity;

•              overall business experience;

•              current or past board experience, particularly at other public companies;

•              ability to make sound decisions and to exercise appropriate business judgment;

•              knowledge of our industry;

•              ability to devote sufficient time and attention to the performance of his duties as a director;

•              independence from our Company and our customers, suppliers and competitors;

•              potential contribution to the range of talent, skill and expertise needed or appropriate for our Board of Directors; and

•              ability to represent the best interests of our stockholders.

We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will enhance the quality of the Board’s deliberations and decisions and that will assist the Board of Directors in overseeing the management and overall affairs of our Company, and in fulfilling its other responsibilities.  While we do not have a formal policy with regard to consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee will take into consideration each candidate’s contribution to the Board’s overall diversity.  We broadly construe diversity to mean a variety of perspectives, skills, opinions, experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

Communications with our Board of Directors

Stockholders or other interested parties who desire to communicate with our Board of Directors, our presiding independent director, our independent directors or any individual director may write to:

Chair, Nominating and Corporate Governance Committee

Chromcraft Revington, Inc.

1330 Win Hentschel Boulevard, Suite 250

West Lafayette, Indiana 47906

A letter from a stockholder should state the stockholder’s name and, if the stockholder’s shares are held in street name, evidence of the stockholder’s ownership of Company common stock.  Depending on the subject matter of the letter, the Chairman of the Nominating and Corporate Governance Committee will:

•              forward the letter to the appropriate director or to the entire Board;

•              request an officer of our Company to handle the inquiry directly such as, for example, where the letter contains a request for routine information about our Company or stock transfer matters or is primarily commercial in nature; or

•              not forward the letter to any director if it relates to an improper or irrelevant topic.

At each Board meeting, the Chairman of the Nominating and Corporate Governance Committee will present a summary of all letters received since the last Board meeting that were not previously forwarded to all directors and will make those letters available to any director.

Attendance at Annual Meetings

The Board of Directors has adopted a policy that it expects all Board members to attend our annual meeting of stockholders.  All incumbent directors attended the 2011 annual meeting of stockholders.

EXECUTIVE COMPENSATION

Executive Officers of our Company

Each of our executive officers serves a term of office of one year and until his successor is duly elected and qualified, except for Mr. Butler whose term of office will expire on December 31, 2012 unless his term is extended or ends earlier as provided in his employment agreement with the Company.  Set forth below is certain information about the individuals who are serving as our executive officers as of the date of this proxy statement.  In our discussion of “Executive Compensation” and elsewhere in this proxy statement, the officers named in the Summary Compensation Table below are referred to as Named Executive Officers.  There are no family relationships among any of our directors or executive officers, and there are no arrangements or understandings between our directors and any other person which resulted in the person being elected as an executive officer, other than our employment agreements with Messrs. Butler and Massengill.

Ronald H. Butler, age 62, is our Chairman and Chief Executive Officer.  Mr. Butler began serving in these positions on July 1, 2008.  From 2004 to July, 2008, Mr. Butler served as President and Chief Executive Officer of Pet Resorts, Inc., a privately-held company that builds premium pet boarding, daycare, pet training and grooming facilities.  Previously, Mr. Butler served as the Chief Executive Officer of Three Dog Bakery, Inc., a manufacturer of pet foods.  Mr. Butler has held senior management positions at various companies, including PETsMART and Payless Cashways, Inc.  Prior to becoming Chairman and Chief Executive Officer of the Company, Mr. Butler served as our lead independent director and as a member of the Board’s Compensation Committee, which he chaired.  He has served as a director of our Company since 2004.

E. Michael Hanna, age 59, has served as our Senior Vice President of Sales since February, 2010 and of residential sales since August, 2008.  Mr. Hanna has responsibility for all sales functions and operations at our Senatobia, Mississippi facility.  Mr. Hanna previously held various senior management positions at subsidiaries of the Company from 1989 until 2007, including President of the Company’s Chromcraft Corporation subsidiary from 1999 until 2007.  From December, 2007 until rejoining the Company in August, 2008, Mr. Hanna served as President of Karavan, Inc., which is a direct container furniture importer of casual dining products.

William B. Massengill, age 54, has served as our Senior Vice President of Operations since February, 2010 and our Vice President of Operations from August, 2008 until February, 2010.  Mr. Massengill is responsible for supply chain activities at the Company and the operations at our Delphi, Indiana facility, and also has other general management responsibilities at the Company.  Mr. Massengill has been employed by the Company or one of its subsidiaries in various roles since 2000, including President of the Company’s Peters-Revington subsidiary from 2000 until 2008. From 1980 until joining the Company in 2000, Mr. Massengill held various management positions with Lexington Furniture, a major furniture manufacturer and importer, where he last held the position of Executive Vice President-Operations.

James M. La Neve, age 54, has served as our Vice President, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since August, 2010.  Mr. La Neve served as our Vice President-Administration from July, 2009 until being appointed to his present positions in 2010 and our Vice President and Controller from March, 2007 until May, 2008.  From June, 2008 until rejoining the Company as a consultant in January, 2009, Mr. La Neve served as Vice President-Finance of Zimmer Holdings, Inc., an NYSE-listed company which manufactures orthopedic products.  Prior to joining Chromcraft Revington, Mr. La Neve was employed by Raytech Corporation from 2003 until 2007, an international manufacturer of automotive and heavy-duty components, where he was named Vice

President-Corporate Controller in 2005.  In addition, he held the position of Interim Chief Financial Officer from 2006 until 2007.  Mr. La Neve was also previously employed by CTS Corporation, an NYSE-listed company and global manufacturer of electronic components, where he held a variety of senior financial positions, DePuy, Inc., a manufacturer of orthopedic products, and Arthur Young & Co., a predecessor firm of Ernst & Young.

Myron D. Hamas, age 56, has served as our Vice President-Finance since December, 2008 and as our Secretary since January, 2009.  Mr. Hamas has been employed by the Company since 2002 and, prior to becoming our Vice President-Finance, served as the Company’s Director of Corporate Services.  Previously, Mr. Hamas served as Director of Corporate Accounting at the Company.  Mr. Hamas’ prior experience includes positions at KPMG LLP and other public companies.

Overview of Executive Compensation

The Compensation Committee of our Board of Directors is responsible for assisting the Board on certain compensation matters at our Company and determining the philosophy and objectives relating to overall compensation of our executive officers.  Each year, this Committee also establishes the base salary and the incentive compensation award opportunities for our Chief Executive Officer.  Based upon the recommendations of our Chief Executive Officer, the Committee also sets the base salaries and the incentive compensation award opportunities for our other executive officers.

Executive Compensation Philosophy

Our Company’s overall executive compensation philosophy strives to provide compensation that is designed to retain and motivate the executives of our Company in a highly competitive business environment and in an industry and an economy that are experiencing extremely challenging times.  Under our compensation philosophy, we strive to provide incentive compensation to our executives to encourage and reward the achievement of our corporate goals.

Reasons for 2011 Performance Goals

The Compensation Committee determined to establish threshold performance for sales and earnings before interest and taxes (EBIT) in 2011 that were essentially flat as compared to 2010 because the Committee believed that stabilizing sales and EBIT were critical to the Company at this time.  The Committee recognizes that the global and domestic economies in general and our industry have been experiencing difficult times, and our Board of Directors and executive management are aware of the impact of this on the Company’s recent financial performance.  However, the Committee desires to incentivize and reward management performance with cash and stock-based compensation based on a belief that the Company’s operating fundamentals will reflect earnings growth when economic conditions improve.  It is in this context that our Compensation Committee established the performance goals for the incentive compensation awards for our executive management for 2011.  In addition, the Committee recognized that our executives have received small or no base salary increases and have earned little or no incentive compensation in the past 3 years.

Components of Executive Compensation

The Compensation Committee together with our Chief Executive Officer annually reviews our executive compensation to ensure that it is competitive and is consistent with our compensation philosophy.  Our compensation program consists of two primary components: base salary and incentive compensation.

Base Salary.  Base salary is the component of our executive compensation that is payable in cash and is not subject to the achievement of any performance goals.  The Compensation Committee reviews and establishes annually the base salaries of our Chief Executive Officer and our other executive officers.  As a cost-savings measure, we did not increase the base salaries of our executive officers for 2010, 2011 or 2012 other than for Mr. La Neve, whose base salary was increased in 2010 when he became our Chief Financial Officer.

Incentive Compensation Awards.  For 2011, our Compensation Committee determined to grant performance share award opportunities to our executives, including our Named Executive Officers identified in the Summary Compensation Table below.  If performance shares were earned, 50% of the award would be paid in cash currently and 50% would be converted into restricted stock that would vest on January 1, 2013 so long as the executive continued to be employed by the Company on that date.

The Committee selected sales and EBIT from among the performance measures listed in our Executive Incentive Plan, which was approved by our stockholders in 2007, as the performance measures for the 2011 performance share award opportunities.  One-half of each performance share award opportunity was attributed to the sales goals and the other half was attributed to the EBIT goals for the Company.

Our Compensation Committee chose sales and EBIT as the performance measures for 2011 and established the goals for sales and EBIT based on input from our Chief Executive Officer and an operating plan prepared by senior management of the Company.  The Committee also determined to utilize sales and EBIT as the 2011 performance measures because the Committee and senior management believed that the Company’s focus in 2011 should continue to be on increasing or stabilizing sales and improving EBIT at the Company.

The performance period for all 2011 performance share award opportunities was the Company’s fiscal year ended December 31, 2011.  The amount of performance shares that was ultimately earned by our Named Executive Officers was contingent upon the achievement of the goals established for sales and EBIT for our 2011 fiscal year.

At its meeting held in March 2012, our Compensation Committee determined that the sales goal was partially achieved at the threshold performance level (based on the achievement of certain quarterly sales goals) and that the EBIT goal for 2011 was achieved at the threshold performance level.  The Committee also determined that 50% of the performance shares earned by our Named Executive Officers would be paid in cash currently while the other 50% of the performance shares earned would be converted into shares of restricted common stock of the Company.  The shares of restricted stock are subject to the additional requirement that the Named Executive Officer must continue to be employed by the Company on January 1, 2013 in order for the restricted stock to vest.  The number of shares of restricted stock issued to our Named Executive Officers was determined based upon the average of the high and low prices of our common stock on December 31, 2011, which was $1.11 per share, as reported by the NYSE Amex.

Because of the present challenging conditions affecting our industry and the economy in general as well as the resulting difficulty of establishing performance goals for periods of longer than one year, the Compensation Committee determined to utilize a one-year performance period for the performance share award opportunities made in 2011, and anticipates using one-year performance periods for the near future.

For 2011, the performance goals for the fiscal year were threshold: sales of $56,300,000 and EBIT of ($6,646,000); target: sales of $63,130,000 and EBIT of ($3,490,000); and maximum: sales of $73,100,000 and EBIT of $-0-; with interpolation for financial performance between these goals.

The 2011 performance share award opportunities that were earned for the sales performance goal and the EBIT performance goal were each based on the applicable percentage of the Named Executive Officer’s 2011 base salary as follows:

Executive	Base Salary	Threshold	Target	Maximum

Mr. Butler	$400,000	12.5%	25%	50%
Mr. Hanna	$230,000	10%	20%	40%
Mr. Massengill	$220,000	10%	20%	40%

Stock-based Incentive Compensation Award to CEO.  For 2011, our Compensation Committee also granted an incentive award to Mr. Butler of 240,000 shares of restricted common stock of the Company.  This award was granted under our Executive Incentive Plan and is consistent with the employment agreement between the Company and Mr. Butler.  Similar to the performance share award opportunities discussed above, our Compensation Committee selected sales and EBIT as the performance measures for this restricted stock award because the Committee and our Chief Executive Officer believed that the Company’s focus in 2011 should continue to be on increasing or stabilizing sales and improving EBIT at the Company.  One-half of this restricted stock award was attributed to the sales goals and the other half was attributed to the EBIT goals.

The performance period for the restricted stock award was the Company’s fiscal year ended December 31, 2011, and the number of shares of restricted stock that could be earned by Mr. Butler was contingent upon the achievement of the established performance goals for sales and EBIT for our 2011 fiscal year.  However, if 95% of a particular performance goal for either sales or EBIT was achieved, the Committee, in its discretion, could determine that up to 75% of the award attributed to either the sales or EBIT goal was earned.

At its meeting held in March 2012, the Compensation Committee determined that the EBIT goal for 2011 was achieved at the threshold performance level (or, 120,000 shares of restricted stock earned) and that, based on the Company having sales within 95% of the sales goal for 2011, a portion of the sales goal was achieved at the threshold performance level (or, 46,875 shares of restricted stock earned).

For 2011, the performance goals for the fiscal year for the restricted stock award to our CEO were sales of $56,269,000 and EBIT of ($6,646,000), but without interpolation for financial performance between the goals.

Employee Benefits.  Our executive officers participate in the same retirement and health plans as our other employees.  We maintain an Employee Stock Ownership and Savings Plan with a 401(k) component (Savings Plan) for our employees who meet certain eligibility requirements.  In 2011, we allocated shares of common stock to the ESOP accounts of our eligible employees, including our executive officers, based on their contributions to their accounts in the Savings Plan and their eligible wages.  In addition, our Chief Executive Officer participates in a supplemental executive health care program that reimburses him, and his eligible dependents, for certain expenses not covered by the Company’s group health plan.  We also provide an automobile or an automobile allowance to certain of our executive officers.

Summary Compensation Table

The following table summarizes the compensation that the Company paid in 2011 to our Chief Executive Officer and our two next most highly compensated executive officers serving as of December 31, 2011.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)(3)(4)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)

Ronald H. Butler Chairman and Chief Executive Officer	2011 2010	$400,000 400,000	-0- -0-	$399,688 -0-	-0- -0-	$55,335 -0-	-0- -0-	$45,191 36,042	$900,214 436,043

E. Michael Hanna Senior Vice President – Sales	2011 2010	230,000 230,000	-0- -0-	41,269 -0-	-0- -0-	24,496 -0-	-0- -0-	21,200 21,800	316,965 251,800

William B. Massengill Senior Vice President – Operations	2011 2010	220,000 220,000	-0- -0-	39,474 -0-	-0- -0-	23,431 -0-	-0- -0-	19,700 16,402	302,605 236,402

(1)      The Company is a party to employment agreements with Mr. Butler and Mr. Massengill that specify a minimum base salary for each of them.  The Company is a party to a severance agreement with Mr. Hanna, but this agreement does not specify a minimum base salary to be paid to him.

(2)      In 2011, Mr. Butler received an incentive compensation award opportunity under our Executive Incentive Plan of 240,000 shares of restricted common stock of the Company for the performance period ended December 31, 2011.  As discussed in Note 11 (Stock-Based Compensation) to our consolidated financial statements in our Form 10-K for the year ended December 31, 2011, Mr. Butler earned 166,875 of these shares based on the achievement of certain performance goals for the Company for the year ended December 31, 2011.  These shares vested on March 23, 2012.  The remaining 73,125 shares of restricted stock were forfeited.  The amount included in this column for the shares of restricted stock earned by Mr. Butler was $312,056, which is the fair value of the 166,875 shares on the grant date of this award computed in accordance with FASB ASC Topic 718 for restricted stock awards.  The 240,000 shares of restricted stock had a fair value on the grant date of the award of $448,800 computed in accordance with FASB ASC Topic 718 for restricted stock awards.

(3)      In 2011, each of our Named Executive Officers received a performance share award opportunity under our Executive Incentive Plan for the performance period ended December 31, 2011.  Each Named Executive Officer earned a portion of his performance share award opportunity as a result of the partial achievement of the sales goal at the threshold performance level (based on the achievement of certain quarterly sales goals) and of the EBIT performance goal at the threshold performance level for 2011.  Accordingly, 50% of the performance shares earned were converted into restricted common stock of the Company subject to a vesting requirement and the remaining 50% of the performance shares earned were converted into cash payable currently.  The number of shares of restricted stock issued was determined based upon the average of the high and low prices of our common stock on December 31, 2011, which was $1.11 per share, as reported by the NYSE Amex.  However, the amounts included in the “Stock Awards” column represent the fair value on the grant date of the shares of restricted stock computed in accordance with FASB ASC Topic 718 for restricted stock awards.  The amounts included in the “Non-Equity Incentive Plan

Compensation” column represent the portion of the performance share award earned that was converted into cash.  The shares of restricted stock had the following grant date fair values computed in accordance with FASB ASC Topic 718 for restricted stock awards at the target and maximum award levels for both the sales performance goal and the EBIT performance goal:

Mr. Butler: Target = $200,000; Maximum = $400,000

Mr. Hanna: Target = $92,000; Maximum = $184,000

Mr. Massengill: Target = $88,000; Maximum = $176,000

(4)      In 2010, Mr. Butler received an incentive award opportunity of 240,000 shares of restricted common stock of the Company under his employment agreement and our Executive Incentive Plan.  The shares of restricted stock had a grant date fair value of $660,000 computed in accordance with FASB ASC Topic 718 for restricted stock awards.  As discussed in Note 11 (Stock-Based Compensation) to our consolidated financial statements in our Form 10-K for the year ended December 31, 2010, this restricted stock award opportunity was granted and forfeited in the same year because the 2010 performance goals for the Company were not achieved.

In addition, in 2010, each of our Named Executive Officers received an incentive award opportunity under our Executive Incentive Plan of performance shares which, if earned, would have been converted into shares of restricted common stock of the Company that would have been subject to an incremental annual vesting schedule.  These performance share award opportunities were forfeited because the 2010 performance goals for the Company were not achieved.  The performance shares had the following grant date fair values computed in accordance with FASB ASC Topic 718 for performance share awards at the target and maximum award levels:

Mr. Butler: Target = $200,000; Maximum = $400,000

Mr. Hanna: Target = $92,000; Maximum = $184,000

Mr. Massengill: Target = $88,000; Maximum = $176,000

Outstanding Equity Awards at Fiscal Year Ended December 31, 2011

The following table summarizes certain information concerning outstanding equity awards at December 31, 2011 to the Named Executive Officers included in the Summary Compensation Table.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options That Are Exercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald H. Butler (3)	10,000 (4) 2,500 (5)	$13.35 12.21	7/29/2014 5/5/2015	213,737	$232,973	73,125 (6)	$79,706 (6)

E. Michael Hanna	-0-	-0-	-0-	22,069	24,055	-0-	-0-

William B. Massengill	10,064 (7)	12.20	2/3/2013	21,109	23,009	-0-	-0-

(1)      Although all of the stock options reported in this column are vested and presently exercisable, they had exercise prices above the closing price of our common stock on December 31, 2011.

(2)      The number of shares reported include, for Mr. Butler, the restricted stock earned with respect to his 2011 restricted stock award and the shares of restricted stock that were earned with respect to his 2011 performance share award and, for Messrs. Hanna and Massengill, the shares of restricted stock that were earned with respect to their respective 2011 performance share awards.  Each Named Executive Officer earned a portion of his respective award opportunities based on the partial achievement of the sales performance goals at the threshold performance level and the achievement of the EBIT performance goals at the threshold performance level for the year ended December 31, 2011.

The market value of the restricted stock was determined based upon the closing price of $1.09 of the Company’s common stock as reported by the NYSE Amex on December 31, 2011.

(3)      All of the outstanding stock options for Mr. Butler were awarded to him when he served as a non-employee director of the Company prior to his appointment as our Chairman and Chief Executive Officer effective on July 1, 2008.

(4)      The vesting date of these options was July 29, 2004, and the expiration date is July 29, 2014.

(5)      The vesting date of these options was May 5, 2005, and the expiration date is May 5, 2015.

(6)      The shares reported include the number of shares of restricted stock forfeited by Mr. Butler in connection with his 2011 award opportunity of 240,000 shares of restricted stock.  The market value of the forfeited shares was $79,706 (based on the closing price of $1.09 of the Company’s common stock as reported by the NYSE Amex on December 31, 2011).

(7)      The vesting date of these options was February 3, 2003, and the expiration date is February 3, 2013.

Employment Agreements

Set forth below are brief descriptions of the material terms of the employment agreements with Messrs. Butler and Massengill.  These descriptions do not purport to be complete and are qualified in their entirety by reference to each employment agreement, as filed with the Securities and Exchange Commission.

Ronald H. Butler.  We entered into an employment agreement with Mr. Butler at the time that he became our Chairman of the Board and Chief Executive Officer.  The initial term of Mr. Butler’s employment under his employment agreement began on July 1, 2008 and ended on December 31, 2011.  Upon the expiration of the initial term, Mr. Butler’s employment is automatically extended on the same terms and conditions for successive one-year terms, unless Mr. Butler’s employment has been terminated earlier or unless either the Company or Mr. Butler elects not to renew the agreement at least 90 days before the end of the then-existing term.

Under his employment agreement, Mr. Butler will serve as our Chairman and Chief Executive Officer and will have such other authority, duties and responsibilities as set forth in our By-Laws or as our Board of Directors may from time to time prescribe that are consistent with his position as Chief Executive Officer of our Company.  Our Board of Directors is required to nominate Mr. Butler as one of its director nominees to be considered for election at each annual meeting of stockholders during the period of time that Mr. Butler is serving as our Chief Executive Officer.

Under his employment agreement, Mr. Butler’s annual base salary will be not less than $400,000 per calendar year, as may be increased by the Board of Directors from time to time, although Mr. Butler voluntarily reduced his annual base salary by 20% to $320,000 per year December 1, 2008 through the end of 2009.  Mr. Butler is entitled to participate in all incentive compensation plans and employee benefit plans generally available to executive officers of our Company and also receives an automobile allowance of $1,500 per month.

Mr. Butler’s employment may be terminated, subject to a limited right to cure in certain circumstances, (i) by us with or without cause, (ii) by Mr. Butler with or without good reason, (iii) upon Mr. Butler’s death or disability, or (iv) by Mr. Butler in the event of a change in control of our Company.  In addition, either the Company or Mr. Butler may elect not to renew the employment agreement at the end of any term.

If Mr. Butler’s employment is terminated by us for cause or by Mr. Butler without good reason, then the Company will not, except under certain circumstances, pay Mr. Butler any severance.  If Mr. Butler’s employment is terminated by us without cause or by Mr. Butler for good reason, then we will pay him a severance payment equal to two times his base salary (calculated as a monthly amount) payable in twenty-four equal monthly installments.  If Mr. Butler’s employment is terminated by the Company due to death or disability, then the Company will pay Mr. Butler or his estate a single lump sum equal to his base salary (calculated as a monthly amount) for three months.  If Mr. Butler terminates his employment under certain circumstances following a change in control of the Company, then he will not be entitled to a severance payment from the Company.

If we determine not to renew the employment agreement, we will pay Mr. Butler an amount (payable in twelve equal monthly installments) equal to his base salary.  If Mr. Butler determines not to renew the Employment Agreement, then he will not be entitled to a severance payment from the Company.

The severance payments described above which are payable in monthly amounts may be reduced or eliminated entirely under certain circumstances.  Upon any termination of Mr. Butler’s employment, his incentive compensation awards will become earned or vested and will be distributed, paid or exercisable as provided in our Executive Incentive Plan unless provided otherwise in a written award agreement between our Company and Mr. Butler relating to these awards.

In addition, under certain circumstances following a termination of Mr. Butler’s employment with us, we are required to reimburse him for the premiums associated with continuation coverage under COBRA for himself and/or his spouse and legal dependents under our group health plan for up to 18 months following his last day of employment.

While Mr. Butler is employed by the Company and for a period of one year thereafter (or, in the event he is entitled to receive severance payments over a period of twenty-four months, then for a period of two years), the employment agreement prohibits Mr. Butler from competing against the Company or its subsidiaries or affiliates, from soliciting any customers or employees of the Company or its subsidiaries or affiliates and from requesting any customer, supplier, vendor or others doing business with the Company or its subsidiaries or affiliates to change their relationship with any of them. At all times while Mr. Butler is employed by the Company and thereafter, he is subject to certain confidentiality covenants.

William B. Massengill.  We have entered into an employment agreement with Mr. Massengill, which provides, among other items, for the employment of Mr. Massengill as an executive with our Company with such duties and responsibilities as our Chairman may prescribe.  Under his employment agreement Mr. Massengill receives a base salary of $220,000 per calendar year, as may be changed by the Company.

The initial term of Mr. Massengill’s employment under his employment agreement began on April 23, 2007 and ended on April 23, 2008.  Upon the expiration of the initial term, Mr. Massengill’s employment is automatically extended on the same terms and conditions for successive one-year terms, unless Mr. Massengill’s employment has been terminated earlier or unless either the Company or Mr. Massengill elects not to renew the agreement at least 90 days before the end of the then-existing term.

Mr. Massengill is entitled under his employment agreement to participate in all employee benefit and incentive compensation plans and programs as determined by the Board of Directors or the Chairman of the Company.

Mr. Massengill’s employment may be terminated, subject to a limited right to cure under certain circumstances, (i) by us with or without cause, (ii) by the executive with or without good reason, (iii) upon death or disability of the executive, or (iv) by the executive following a change in control of our Company.  In addition, either the Company or Mr. Massengill may elect not to renew the employment agreement at the end of any term.

If Mr. Massengill’s employment is terminated by us for cause or by him without good reason, then we will, except under certain circumstances, pay him a severance payment in a single lump sum equal to his monthly base salary for three months.  If Mr. Massengill’s employment is terminated by us without cause or by him for good reason, then we will pay him a severance payment equal to his monthly base salary for a period of six months following his last day of employment with us.

If Mr. Massengill’s employment is terminated by us upon the occurrence of a disability, then we will pay him a single lump sum equal to his monthly base salary for six months.  If Mr. Massengill terminates his employment under certain circumstances following a change in control of our Company, then we will pay him a severance payment equal to his monthly base salary for a period of six months following his last day of employment with us.

If we determine not to renew Mr. Massengill’s employment agreement, we will pay him a severance payment equal to his monthly base salary for a period of six months following his last day of employment with us.  If Mr. Massengill determines not to renew his employment agreement, then we will pay him a single lump sum equal to his monthly base salary for three months.

The severance payments described above which are payable over monthly periods may be reduced or eliminated entirely under certain circumstances.

Upon the termination of Mr. Massengill’s employment (other than following a change in control of our Company), all outstanding awards of cash bonuses, stock options, restricted stock and other incentive compensation (whether cash or equity based) will become earned or vested and be paid or distributed to, or be exercisable by, as the case may be, him or, if applicable, his estate or authorized representative, in accordance with (i) the incentive compensation plan applicable to the award, (ii) the applicable written agreement between our Company and Mr. Massengill relating to an incentive compensation award, or (iii) in the absence of an incentive plan or an award agreement relating to a particular award, as determined by our Board of Directors (or a committee thereof) or the Chairman of our Company.  If Mr. Massengill terminates his employment under certain circumstances following a change in control of our Company, all outstanding awards of cash bonuses, stock options, restricted stock and other incentive compensation (whether cash or equity based) will vest and be paid or distributed to, or be exercisable by, as the case may be, him simultaneously with the change in control unless expressly provided otherwise in (i) the applicable incentive plan, or (ii) the applicable award agreement.

In addition, under certain circumstances following a termination of Mr. Massengill’s employment with us, we are required to reimburse him for the premiums associated with continued coverage pursuant to COBRA for himself and/or his spouse and legal dependents under our group health plan for up to six months following his last day of employment.

While Mr. Massengill is employed by us and for a period of six months thereafter, the employment agreement prohibits him (except under certain limited circumstances following his termination of employment) from competing against our Company or any of our affiliates, from soliciting any of our customers or employees or any of our affiliates and from requesting any customer, supplier, vendor or others doing business with us or any of our affiliates to change their relationship with any of them.  At all times while Mr. Massengill is employed by us and thereafter, he is subject to certain confidentiality covenants.

Severance Agreement

Set forth below is a brief description of the material terms of the severance agreement with Mr. Hanna.  This description does not purport to be complete and is qualified in its entirety by reference to the severance agreement, as filed with the Securities and Exchange Commission.

We entered into a severance agreement with Mr. Hanna on March 31, 2010 which terminated and superseded a prior severance agreement executed by the Company and Mr. Hanna in 2008.  The severance agreement provides, among other items, for payments to be made to Mr. Hanna upon his termination of employment by the Company under certain circumstances, including following a change in control of our Company.

The severance agreement is not an employment agreement, and Mr. Hanna is an employee-at-will of the Company.  The severance benefits provided in the severance agreement are in lieu of any severance benefits that would otherwise be payable to Mr. Hanna under any severance pay policy or practice of the Company.  The severance agreement may be terminated by either party upon nine months’ prior written notice to the other party or upon not less than ten days’ prior written notice to the other party after a six month period immediately following a change in control of the Company.

If Mr. Hanna’s employment is terminated by us for cause or by him without good reason, then Mr. Hanna will not be entitled to a severance payment.  If Mr. Hanna’s employment is terminated by us without cause or by him for good reason, then we will pay him a severance payment equal to his monthly base salary for a period of nine months following his last day of employment with us.  In the event Mr. Hanna retires from the Company after reaching the age of 65, we will pay him a severance payment in a single lump sum equal to his monthly base salary for three months.

If Mr. Hanna’s employment is terminated due to death or disability, then we will pay Mr. Hanna or his estate a single lump sum equal to his monthly base salary for three months.  If Mr. Hanna terminates his employment under certain circumstances during the six month period immediately following a change in control of our Company, then we will pay him a severance payment in a single lump sum equal to his annual base salary then in effect.

The severance payments described above which are payable over monthly periods may be reduced or eliminated entirely or suspended under certain circumstances.

Upon the termination of Mr. Hanna’s employment, all outstanding awards of cash bonuses, stock options, restricted stock and other incentive compensation (whether cash or stock based) will vest and be paid or distributed to, or be exercisable by, as the case may be, Mr. Hanna or, if applicable, his estate or authorized representative, in accordance with (i) the incentive compensation plan applicable to the award, (ii) the applicable written agreement between our Company and Mr. Hanna relating to an incentive compensation award, or (iii) in the absence of an incentive plan or an award agreement relating to a particular award, as determined by our Board of Directors (or a committee thereof) or the Chairman of the Company.

While Mr. Hanna is employed by the Company and for a period nine months thereafter, the severance agreement prohibits Mr. Hanna from competing against the Company or its subsidiaries or affiliates, from soliciting any customers or employees of the Company or its subsidiaries or affiliates and from requesting any customer, supplier, vendor or others doing business with the Company or its subsidiaries or affiliates to change their relationship with any of them.  In the event that Mr. Hanna terminates his employment under certain circumstances during the six month period immediately following a change in control of the Company, the foregoing non-competition and non-solicitation covenants will be in effect for twelve instead of nine months.  At all times while Mr. Hanna is employed by the Company and thereafter, he is subject to certain confidentiality covenants.

REPORT OF THE AUDIT COMMITTEE

The Company’s Board of Directors has a standing Audit Committee, which has a charter that is summarized above under the heading “CORPORATE GOVERNANCE AND BOARD MATTERS.”  The Audit Committee has furnished the report set forth below.

The Audit Committee reviewed and discussed with management and our independent registered public accounting firm the Company’s audited financial statements as of and for the year ended December 31, 2011.  Management has the primary responsibility for our financial statements and our financial reporting process, including our system of internal controls.  Our independent registered public accounting firm, McGladrey & Pullen, LLP, audited our financial statements as of and for the year ended December 31, 2011 and expressed an opinion that the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of our Company and its subsidiaries as of and for such year in conformity with U.S. generally accepted accounting principles.

The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  Additionally, the Committee has received from our independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the Committee concerning independence and has discussed with the independent registered public accounting firm their independence.  The Committee relies on the information and representations provided to it by management and the independent registered public accounting firm.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in the Company’s Annual Report on   Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

Members of the Audit Committee

Theodore L. Mullett, Chairman

David L. Kolb

Larry P. Kunz

John D. Swift

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

McGladrey & Pullen, LLP audited our financial statements as of and for the year ended December 31, 2011, and has been appointed by the Audit Committee of the Board of Directors to audit the financial statements of the Company for the year ending December 31, 2012.  A representative of McGladrey & Pullen, LLP will be present at the annual meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

Fees to Independent Registered Public Accounting Firm

The following table sets forth the fees billed or expected to be billed by McGladrey & Pullen, LLP to us for services performed in connection with the years ended December 31, 2011 and 2010.

	2011	2010

Audit fees (1)	$179,000	$175,000
Audit-related fees	-0-	-0-
Tax fees	-0-	-0-
All other fees	-0-	-0-
Total	$179,000	$175,000

(1)          Audit fees represent fees for professional services rendered in connection with the audit of our financial statements for the years ended December 31, 2011 and 2010 and the review of our financial statements included in our Quarterly Reports on Form 10-Q filed in 2011 and 2010.  The audit fees for the year ended December 31, 2011 were billed or are expected to be billed by McGladrey & Pullen, LLP and are subject to increase for final billing for the audit.

McGladrey & Pullen, LLP is permitted to provide us only with services that have been pre-approved by the Audit Committee.

ANNUAL REPORT AND PROXY STATEMENT

A copy of our 2011 annual report, including our Form 10-K and audited consolidated financial statements as of and for the year ended December 31, 2011, accompanies this proxy statement.  The 2011 annual report does not constitute proxy soliciting material.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholder Proposals under Rule 14a-8.  In addition to the advance notice requirements under our By-Laws described below, a stockholder who desires to include, under Rule 14a-8 of the Securities Exchange Act of 1934, a proposal in our proxy soliciting materials relating to our 2013 annual meeting of stockholders must send the proposal in writing to Mr. Myron D. Hamas, our Corporate Secretary, such that we receive it at our principal executive office at 1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana 47906 no later than December 31, 2012.  Any such proposal must be made in accordance with the requirements of Rule 14a-8.

Stockholder Proposals and Director Nominations under our By-Laws.  Stockholders desiring to make a director nomination or a proposal for any business or matter to be presented at any annual or special meeting of stockholders of the Company must comply with the advance notice procedures provided in our By-Laws.  Those procedures are summarized below.  A complete copy of our By-Laws was included as an exhibit to the Company’s Form 8-K filed on October 16, 2009 and is available on the Internet website of the Securities and Exchange Commission at www.sec.gov.

Nominations for the election as directors and proposals for any business or matter to be presented at any annual or special meeting of stockholders may be made by any of our stockholders of record entitled to vote in the election of directors or on the business or matter to be presented, as the case may be, or by our Board of Directors.  In order for a stockholder to make such a nomination or proposal, the stockholder must give notice thereof in writing by certified first class United States mail, return receipt requested, or by receipted overnight delivery to our Corporate Secretary.  This notice must be received by us not later than the following date: (i) with respect to any annual meeting of stockholders, not less than 120 days or more than 180 days prior to the first anniversary of the date of the notice for the previous year’s annual meeting of stockholders, or (ii) with respect to any special meeting of stockholders, not more than 15 days following the date of the notice for such special meeting.  No notice of any kind under this procedure is required for any nominations for the election as directors or any proposals for any business or matter made by our Board of Directors.

Each notice given by a stockholder with respect to a nomination for election as a director must set forth for each nominee: (i) the name, age, address and telephone number of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the number of shares of stock of our Company beneficially owned by the nominee, and (iv) any arrangement according to which the nomination is made or the nominee will serve or may be elected.  The stockholder making the nominations also must promptly provide any other information relating to his or her nominees as may be reasonably requested by us.

Each notice given by a stockholder with respect to proposals for any business or other matter to be presented at any meeting of stockholders must set forth as to each matter: (i) a brief description of the business or matter desired to be presented at the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on our list of stockholders for the meeting, of the stockholder making such proposal, (iii) the class and number of shares of our stock beneficially owned by the stockholder, and (iv) any material interest of the stockholder in the proposal.  The stockholder making a proposal also must promptly provide any other information relating to his proposal as may be reasonably requested by us.

If any nomination or proposal is not made in accordance with the requirements of this notice procedure, the chairman of the annual or special meeting of stockholders at which such nomination or proposal is sought to be presented may determine that the nomination or proposal was not made in accordance with the notice procedure and, in such event, he may declare to the meeting that the defective nomination or proposal is out of order and will be disregarded and not presented for a vote of the stockholders.  This notice procedure does not require the Company to hold any meeting of stockholders for the purpose of considering any nomination or proposal made by any stockholder.

DISCRETIONARY VOTING AND OTHER MATTERS

As of the date of this proxy statement, our Board of Directors knows of no matters other than the election of directors and the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm, as identified in the attached Notice of Annual Meeting of Stockholders, to come before the annual meeting.  If other matters properly come before the annual meeting, the persons named as proxies on the enclosed form of proxy will have authority to vote pursuant to the proxy at the annual meeting in accordance with the directions of our Board of Directors or, if no directions are given, in their best judgment.  In addition, the persons named as proxies on the enclosed form of proxy will have the authority to vote pursuant to the proxy on any proposal to adjourn the annual meeting of stockholders for any reason, and they will vote on any such proposal to adjourn in accordance with the directions of our Board of Directors or, if no directions are given, in their best judgment.

The information under the heading “Report of the Audit Committee” does not constitute soliciting material and is not filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

By Order of the Board of Directors,

Myron D. Hamas
Vice President-Finance
and Secretary

April 30, 2012

14475 CHROMCRAFT REVINGTON, INC. This Proxy is Solicited on Behalf of the Board of Directors For use at the 2012 Annual Meeting of Stockholders The undersigned hereby appoints RONALD H. BUTLER and JAMES M. La NEVE, and each of them singly, as proxies, each having the power to act without the other and to appoint his substitute, to represent and to vote all shares of common stock of Chromcraft Revington, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 24, 2012, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present, as follows: (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF CHROMCRAFT REVINGTON, INC. The meeting will be held on Thursday, May 24, 2012 at 11:00 a.m., Eastern Daylight Time, at the Hilton Atlanta Airport Hotel 1031 Virginia Avenue, Atlanta, GA 30354 For directions to the annual meeting of stockholders, please contact Myron D. Hamas, Corporate Secretary, at 765-807-2640 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS: The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2011 Annual Report are available at http://materials.proxyvote.com/171117 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method 1. Election of Directors. To elect as directors the nominees named below to hold office until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified. Ronald H. Butler David L. Kolb Larry P. Kunz Theodore L. Mullett John D. Swift 2. Ratification of Appointment of McGladrey & Pullen, LLP. Ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL LISTED IN ITEM 2. 3. Other Matters. In their discretion, on such other matters as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof. This proxy will be voted as directed, but if no direction is given, this proxy will be voted FOR the election as directors of all nominees named herein and FOR the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012. With respect to any other matters as may properly come before the annual meeting of stockholders, the proxies named herein will have the authority to vote on such matters and intend to vote in accordance with the directions of the Company's Board of Directors or, if no directions are given, in their best judgment. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instruction below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold voting authority, as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Please detach along perforated line and mail in the envelope provided. 20530000000000000000 7 052412 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1. FOR AGAINST ABSTAIN

014475 CHROMCRAFT REVINGTON, INC. 401(k) Component of the Employee Stock Ownership and Savings Plan Voting Instruction Card The undersigned participant in the 401(k) component (the “Savings Plan”) of the Chromcraft Revington Employee Stock Ownership and Savings Plan hereby acknowledges receipt of a copy of (i) the Notice of Annual Meeting of Stockholders of Chromcraft Revington, Inc. (the “Company”) dated April 30, 2012, (ii) the Proxy Statement dated April 30, 2012 relating to the 2012 annual meeting of stockholders of the Company, and (iii) the 2011 Annual Report of the Company. The undersigned hereby directs T. Rowe Price Trust Company (the “Trustee”), as the directed Trustee of the Savings Plan, to vote all shares of common stock of the Company credited to the undersigned’s account under the Savings Plan as follows with respect to the business to be presented at the 2012 annual meeting of stockholders of the Company. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF CHROMCRAFT REVINGTON, INC. 401(k) Component of the Employee Stock Ownership and Savings Plan The meeting will be held on Thursday, May 24, 2012 at 11:00 a.m., Eastern Daylight Time, at the Hilton Atlanta Airport Hotel 1031 Virginia Avenue, Atlanta, GA 30354 For directions to the annual meeting of stockholders, please contact Myron D. Hamas, Corporate Secretary, at 765-807-2640 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS: The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2011 Annual Report are available at http://materials.proxyvote.com/171117 Please sign, date and mail your voting instruction card in the envelope provided as soon as possible. Signature of Participant Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this voting instruction card. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors. To elect as directors the nominees named below to hold office until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified. Ronald H. Butler David L. Kolb Larry P. Kunz Theodore L. Mullett John D. Swift 2. Ratification of Appointment of McGladrey & Pullen, LLP. Ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL LISTED IN ITEM 2. 3. Other Matters. In their discretion, on such other matters as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof. The Trustee of the 401(k) component (the “Savings Plan”) of the Employee Stock Ownership and Savings Plan will vote the shares credited to your account under the Savings Plan in accordance with the instructions received from you in a timely manner unless the Trustee’s duties as a directed trustee require otherwise. Any shares credited to a participant’s account under the Savings Plan for which timely voting instructions are not received will be voted by the Trustee based on directions received from the Company’s Benefit Plans Administrative Committee. Your individual voting instructions will be kept confidential by the Trustee and will not be disclosed to the Company. If your voting instructions are not received by the Trustee by close of business on May 17, 2012, or if you submit your voting instruction card without signing it or without indicating how you desire to vote, the Benefit Plans Administrative Committee will direct the Trustee how to vote the shares credited to your Savings Plan account. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instruction below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold voting authority , as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20530000000000000000 7 052412 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1. FOR AGAINST ABSTAIN

014475 CHROMCRAFT REVINGTON, INC. ESOP Component of the Employee Stock Ownership and Savings Plan Voting Instruction Card The undersigned participant in the ESOP component (the “ESOP”) of the Chromcraft Revington Employee Stock Ownership and Savings Plan hereby acknowledges receipt of a copy of (i) the Notice of Annual Meeting of Stockholders of Chromcraft Revington, Inc. (the “Company”) dated April 30, 2012, (ii) the Proxy Statement dated April 30, 2012 relating to the 2012 annual meeting of stockholders of the Company, and (iii) the 2011 Annual Report of the Company. The undersigned hereby directs Reliance Trust Company (the “Trustee”), as the directed Trustee of the ESOP, to vote all shares of common stock of the Company allocated to the undersigned’s account under the ESOP as follows with respect to the business to be presented at the 2012 annual meeting of stockholders of the Company. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF CHROMCRAFT REVINGTON, INC. ESOP Component of the Employee Stock Ownership and Savings Plan The meeting will be held on Thursday, May 24, 2012 at 11:00 a.m., Eastern Daylight Time, at the Hilton Atlanta Airport Hotel 1031 Virginia Avenue, Atlanta, GA 30354 For directions to the annual meeting of stockholders, please contact Myron D. Hamas, Corporate Secretary, at 765-807-2640 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS: The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2011 Annual Report are available at http://materials.proxyvote.com/171117 Please sign, date and mail your voting instruction card in the envelope provided as soon as possible. Signature of Participant Date: Note: Please sign exactly as your name or names appear on this voting instruction card. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors. To elect as directors the nominees named below to hold office until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified. Ronald H. Butler David L. Kolb Larry P. Kunz Theodore L. Mullett John D. Swift 2. Ratification of Appointment of McGladrey & Pullen, LLP. Ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL LISTED IN ITEM 2. 3. Other Matters. In their discretion, on such other matters as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof. The Trustee of the ESOP component (the “ESOP”) of the Employee Stock Ownership and Savings Plan will vote the shares allocated to your account under the ESOP in accordance with the instructions received from you in a timely manner unless the terms of the ESOP or the Trustee's fiduciary duties require otherwise. Any shares allocated to a participant's account under the ESOP for which timely voting instructions are not received and any shares that have not been allocated to participants' accounts will be voted by the Trustee based on directions received from the Company's Benefit Plans Administrative Committee. Your individual voting instructions will be kept confidential by the Trustee and will not be disclosed to the Company. If your voting instructions are not received by the Trustee by close of business on May 17, 2012, or if you submit your voting instruction card without signing it or without indicating how you desire to vote, the Benefit Plans Administrative Committee will direct the Trustee how to vote the shares allocated to your ESOP account. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instruction below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold voting authority , as shown here: NOMINEES: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Please detach along perforated line and mail in the envelope provided. 20530000000000000000 7 052412 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1. FOR AGAINST ABSTAIN